See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: For holders as of: Date: Time: Location: 0000177207_1 R1.0.0.51160 SCIENTIFIC GAMES CORPORATION SCIENTIFIC GAMES CORPORATION 750 LEXINGTON AVE NEW YORK, NY 10022 Annual Meeting April 09, 2013 June 04, 2013 June 04, 2013 10:30 AM EDT Company Executive Offices 750 Lexington Avenue 19th Floor New York, NY 10022

Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX XXXX XXXX 0000177207_2 R1.0.0.51160 1. Notice & Proxy Statement 2. Annual Report Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 20, 2013 to facilitate timely delivery.

Voting items 0000177207_3 R1.0.0.51160 The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 A. Lorne Weil 02 Peter A. Cohen 03 Gerald J. Ford 04 David L. Kennedy 05 Paul M. Meister 06 Ronald O. Perelman 07 Michael J. Regan 08 Barry F. Schwartz 09 Frances F. Townsend The Board of Directors recommends you vote FOR the following proposal: 2 To ratify the appointment of Deloitte & Touche LLP as independent auditor for the fiscal year ending December 31, 2013. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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